HARTFORD LIFE INSURANCE COMPANY DC VARIABLE ACCOUNT I

33-19947	HV-1009 - Group Variable Annuity Contracts

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO

33-19949	HV-1009 - Group Variable Annuity Contracts
33-59541	HV-2025 - Group Variable Annuity Contracts
33-19946	HV-1524 - Group Variable Annuity Contracts

HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-145655	HV-3739 - Group Variable Annuity Contracts

Supplement dated September 20, 2013 to your Prospectus

1.  SUB-ADVISER DELETION

CALVERT VP SRI BALANCED PORTFOLIO

Effective September 11, 2013, New Amsterdam, LLC no longer serves as sub-adviser to the Fund.

2.  DEFENSE OF MARRIAGE ACT

The fourth paragraph in the disclosure under the subsection “A. General” in the “FEDERAL TAX CONSIDERATIONS” section of the Prospectus has been deleted and replaced with the following:

The U.S. Supreme Court recently overturned Section 3 of the federal Defense of Marriage Act (“DOMA”) under which same-sex marriages were not recognized for purposes of federal law, including federal tax law.  In addition, the U.S. Treasury Department and the U.S. Internal Revenue Service recently issued guidance in Revenue Ruling 2013-17 holding that, as of September 16, 2013 (and, in certain circumstances, retroactively), same-sex couples who are married in a jurisdiction that recognizes same-sex marriages will be recognized as married for federal tax purposes, regardless of whether the jurisdiction in which the couple resides would recognize the marriage. As a result, the favorable income deferral options (and certain other advantages) afforded to a spouse by federal tax law are now available to same-sex married spouses.  Revenue Ruling 2013-17 also held that, for federal tax purposes, the term “spouse” does not include an individual who has entered into a registered domestic partnership, civil union, or other similar relationship that is not denominated as a marriage under the laws of that jurisdiction.  Further guidance from governmental authorities is expected to address the implications of the U.S. Supreme Court’s decision.  You should consult a tax and/or legal advisor for more information on this subject.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.